Residential Capital Corporation First Quarter 2006 Update June 2006

ResCap Overview First Quarter 2006 update and Market Expectations 1 6 ResCap Strengths Market Leader Sustainable Growth Disciplined Leadership 3 4 Liquidity and Funding Investor Communication 5 Asset Quality 2 Corporate Structure and Business Segments 7 Appendix

First Quarter 2006 Update and Market Expectations

Results reflect tightening profit margins and increased competition in the real estate finance market Three Months Ended 3/31/06 Three Months Ended 3/31/05 % Change 2005 to 2006 Total Net Revenue $ 941.9M $ 1,127.6M -16.5% Net Income 201.5M 321.8M -37.4% Net Income of Diversified Businesses* 95.4M 61.2M 55.9% U.S. Loan Production 36.1B 33.6B 7.4% U.S. Servicing Portfolio 368.3B 315.3B 16.8% International Loan Production 5.5B 2.9B 89.7% International Servicing Portfolio 24.9B 19.9B 25.1% Total Assets 121.9B 98.6B 23.6% First Quarter 2006 Financial Update * Consists of the Business Capital Group (BCG) and International Business Group (IBG)

Asset Quality Update Domestic consumer held for investment portfolio ($69.9 billion*) Concentrated in nonprime products Highly diversified in terms of MSA and geographic concentration Demonstrated improving trends in FICO and LTVs No significant deterioration in credit from prior periods beyond what would be expected based on factors such as seasoning and direct impact of one time events such as Hurricane Katrina Credit risk on commercial lending portfolio remains solid ($12.6 billion*) International consumer portfolio ($3.9 billion*) Concentrated in the UK and Continental Europe with nonprime products Historical UK credit performance better than peers and industry index * Amounts as of 3/31/2006

Liquidity and Funding Update Progress on dollar denominated funding programs Became an SEC registrant as of September 2005 Filed USD 12 billion shelf registration statement and have issued USD 7.2 billion Completed first subordinated debt offering in April 2006 for USD 1 billion Progress on non-dollar denominated funding programs Canada: Syndicated a CAD 410 million revolving credit facility in December 2005 and completed CAD 250 million private placement debt in May of 2006 Mexico: Launched a dual bond program with a MXN 8 billion shelf in December 2005 Europe: Completed dual-tranche GBP 400 million and EUR 750 million in May of 2006 ResCap has eliminated all GMAC borrowings

Increased U.S. Market Share CY03 CY04 CY05 1Q05 1Q06 ResCap 171 133 155.8 33.2 35.93 Market Share 0.048 0.0492 0.05 0.05 0.054 We have successfully increased our U.S. market share Source: "Inside Mortgage Finance" Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" Note: Includes loans for which ResCap acted as subservicer. 12/31/03 12/31/04 12/31/05 3/31/05 3/31/06 Servicing Volume 270 304 393 330.28 409.17 Market Share 0.042 0.042 0.043 0.0402 0.0435

Attractive Domestic Market 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2013F Outstandings 3330 3510 3722 3960 4328 4794 5225 5738 6485 7175 7376 9149 9972.152 $18,000 CAGR 1994 to 2005 = 9.6%, est. CAGR 2005 to 2013 = 9.7% $17,0002 1) Source: 1994 through 2004 Actual and 2005 Estimated Outstandings are from "Inside Mortgage Finance" 2) Source: Estimate from homeownershipalliance.com The U.S. mortgage market has displayed solid long-term growth and total mortgage debt outstanding is expected to continue to grow Residential Mortgage Debt Outstanding1 ($ in Billions)

U.S. Housing and Mortgage Market Near-Term Expectations Short-term rates are expected to continue to rise One-to-four family first-lien mortgage originations are expected to contract 22% from 2005 volume to $2.2 trillion in 2006 On a national basis, the market expects price appreciation, but at a more moderate pace Housing market remains strong, but combined new and existing home sales in 2006 are expected to be down 10% from 2005 Anticipate that margins will be tighter for loan production and increasing pressure on net interest margin, while servicing asset returns may improve

International Markets Near-Term Expectations United Kingdom Anticipate decline of 5% to $468 billion in gross advances and remain flat after 2006 Germany Anticipate moderate GDP growth of 1.3% in 2006 Netherlands Mortgage market anticipated to remain fairly flat in the coming year Spain Housing market has experienced a recent growth period - average house prices more than doubling in the past five years Latin America Experienced sizable growth in housing market that is driving mortgage originations

Corporate Structure and Business Segments

Corporate Structure

- ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC
- ResCap ratings as of 5/31/06: S&P BBB-; Moody's Baa3; Fitch BBB-; DBRS BBB



GMAC
GMAC Mortgage Group
ResCap
Commercial
GMAC Mortgage ("RESI")
GMAC-RFC
GMAC Bank

ResCap Business Segments

GMAC Residential & Residential Capital Group
- Origination, purchase, sale and securitization of residential mortgage loans
- Primary and master servicing
- Warehouse lending
- Portfolio management of residential mortgage loans and retained interests
- Banking activities through GMAC Bank

Business Capital Group
- Financing for residential land developers and homebuilders, resort and healthcare-related companies

International Business Group
- Origination, purchase, sale and securitization of residential mortgage loans in the UK, The Netherlands, Germany, Canada and Mexico

1) GMAC completed the sale of 78% of its equity in GMAC Commercial Holding Corporation on 3/23/2006

First Quarter 2006 Update

RESCAP

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GMAC Residential

- **Predominantly a prime lender – 100% of production for the quarter ended 3/31/06 was prime and government originations**
- **Focus is on direct origination of loans**
  - 315 retail offices with 1,623 loan officers as of 3/31/06
  - 4 call centers with production staff of 873 as of 3/31/06
- **Our highly recognized brands include GMAC Mortgage and ditech.com®**
- **Highly rated and highly efficient servicing operation**
- **For quarter ended 3/31/06: 4% of ResCap net income and 20% of ResCap assets**

(in Millions)	2003	2004	2005	1Q05	1Q06
Total Net Revenue	$1,457	$1,273	$1,486	$350	$264
Net Income	$360	$281	$307	$79	$9
Total Assets	$13,880	$15,325	$23,058	$20,694	$23,605

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements

First Quarter 2006 Update

RESCAP

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Residential Capital Group

- **Predominantly a non-conforming mortgage producer. Full product spectrum—prime, nonprime, prime second-lien**
- **Focus is on origination through correspondents and mortgage brokers**
  - Relationships with 5,780 brokers as of 3/31/06
  - 509 correspondent lenders as of 3/31/06
- **Consistent top-10 issuer of private label MBS over the past two decades**
- **History of product innovation—company started the first mortgage conduit in 1982**
- **For quarter ended 3/31/06: 50% of ResCap net income and 67% of ResCap assets**

(in Millions)	2003	2004	2005	1Q05	1Q06
Total Net Revenue	$1,531	$1,636	$1,456	$460	$386
Net Income	$459	$489	$396	$152	$106
Total Assets	$55,207	$66,856	$77,225	$65,721	$80,587

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements

First Quarter 2006 Update

RESCAP

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Business Capital Group

- Specialty provider of capital in residential construction financing, mezzanine financing, model home finance, healthcare finance and resort finance
- Relationship-based model. Construction borrowers are among the largest U.S. real estate developers
- Business is built on strong underwriting, servicing and risk management capabilities
- For quarter ended 3/31/06: 26% of ResCap net income and 5% of ResCap assets

(in Millions)	2003	2004	2005	1Q05	1Q06
Total Net Revenue	$155	$312	$403	$80	$102
Net Income	$62	$148	$201	$39	$54
Total Assets	$3,045	$4,430	$5,546	$4,679	$5,947

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements

First Quarter 2006 Update

RESCAP

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International Business Group

- **Business model to export domestic core competencies and operate with strong local partners**
  - First international expansion began in 1998 (Mexico and U.K.)
  - Current operations in the U.K., Netherlands, Germany, Canada, and Mexico
  - Growing construction and warehouse lending groups as part of Mexican mortgage banking
- **ResCap has largest international presence among our domestic competitors**
  - Top 10 originator in the U.K. – active in that market since 1998
  - Operate largest non-bank brokerage network in Canada
  - Issued first mortgage-backed securities in Mexico in 2003
  - Issued Germany's first true sale securitization for German RMBS since 2000
- **For quarter ended 3/31/06: 20% of ResCap net income and 8% of ResCap assets**

(in Millions)	2003	2004	2005	1Q05	1Q06
Total Net Revenue	$176	$278	$383	$91	$113
Net Income	$24	$51	$90	$23	$41
Total Assets	$6,033	$8,134	$10,695	$7,953	$9,683

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements

First Quarter 2006 Update

RESCAP

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Liquidity and Funding

Funding Objectives Replace all affiliated borrowings by year-end 2006, subject to market conditions Structure debt maturities and bank facilities to mitigate refinancing risk Maintain reliable sources of liquidity to fund current operations and growth strategies Accomplished

Jul-2005 Feb-2006 May-2006 International Borrowings from GMAC 1.8 1.8 1.047 Domestic Borrowings from GMAC 11.4 Subordinated debt 5 3.63 Repayment of GMAC International Debt Repayment of GMAC Subordinated Debt GMAC Term Loan Repayment of GMAC Senior Debt Equity No debt 6.4 8.523 13.2 Reduction in GMAC Borrowings Before Recapitalization & Bank Syndication* After Bank Facilities and Inaugural Bond Offering 13.2 6.8 $ in Billions * Amounts as of 6/24/05 - Pro Forma International Borrowings from GMAC Domestic Borrowings from GMAC Subordinated debt 4.6 ResCap has demonstrated strong access to unsecured debt markets and eliminated all GMAC borrowings upon settlement of our Euro and Sterling bond offering Reduction in GMAC borrowings After February Bond Offering 19 After Closing of April and EUR/GBP Bond Offering

Improvement in Debt Capital Structure Replaced affiliated overnight borrowings with term debt structure liquidity portfolio of over $1.8 billion and undrawn bank facilities of $1.75 billion as of 3/31/06 Committed secured capacity is $31.0 Billion with $14.7 Billion unused as of 3/31/06 Long-term unsecured debt went from 0% prior to recapitalization to 12% as of 3/31/06 ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 2184 23155.8 66965.1 12481.4 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Unsecured Debt 1000 1477.25 750 2500 1500 958.35 2496.24 750 Bank Term Loan 1750 Subordinated Debt 1000 Canadian Bank Line 284 Borrowings1 as of 3/31/06 $104.8 Billion Unsecured Debt Maturity Profile as of 5/31/062 2007 2008 2010 2011 2015 2013 2009 2006 2012

Funding Diversity Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 3/31/05 4715 8200 1750 5596 31320 58801 87600 Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 3/31/05 0.07 0.03 0 0.01 0.16 0.32 0.42 Total Funding* as of 3/31/05 $154.3 Billion Total Funding* as of 3/31/06 $198.0 Billion Unsecured Borrowings Borrowing from Affiliate Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Financings Off-Balance Sheet Financings * Includes off-balance sheet financings ResCap's unsecured bond offerings and bank syndication have helped improve funding diversity Diversifying secured and unsecured funding is an ongoing activity

USA Europe Asia and Foreign Other 9340 3291 435.75 Unsecured Offerings - Investors Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 6962.625 86 997 2674 1861 531 More than 625 investors have participated in ResCap senior and subordinated unsecured programs as of 5/31/2006 Investor Diversification by Geography Investor Diversification by Type

Funding Diversity-International UK Europe 0.31 0.69 Unsecured Affiliate Secured 0.094 0.108 0.798 Total International Funding by Country as of 3/31/06 $8.8 Billion Total International Funding by Type as of 3/31/06 $8.8 Billion U.K. 31% Continental Europe 69% Affiliate 11% Secured 80% Unsecured (nonaffiliate) 9% U.K. Continental Europe Canada Mexico 0.7 0.21 0.03 0.06 Continental Europe 21% Canada 3% Mexico 6% U.K. 70% ResCap is developing liquidity in multiple jurisdictions Replacing guarantees and other support from GMAC1 Reduced International Funding from affiliates from $1.8 Billion before recapitalization to $1.0 Billion as of 3/31/06 1) All affiliate debt paid off as of May 17, 2006.

Anticipated Future Funding Alternatives and Sources Seek to increase the variety of funding vehicles, which may include: The issuance of retail debt securities in 2006, subject to market conditions Commercial paper/money market instruments Domestic and international offerings Expansion of bank syndication facilities Expansion of secured funding alternatives

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 3/31/2006 Leverage 13.52 14.4291944 14.2 Leverage (Adjusted) 8.102823688 6.91338162 6.64 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 4) Equity infusion as of May 2005 13.5 8.1 14.2 6.6 14.4 6.9 12/31/2004 12/31/2005 3/31/2006 Tangible Equity 3911.47 7004.2 7304.31 MSR/Tangible Equity 0.86 0.57 0.62 Goodwill 454.28 459.77 459.2 ResCap Leverage ResCap Stockholder's Equity4 Leverage1 Leverage (Adjusted)2 $7,763 $4,366 $7,464 3 3

ResCap Bond Performance Since Initial Issue ResCap spreads have improved dramatically and more closely follow BBB finance spreads ResCap Bond Performance Since Initial Issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 5/31/2006 2 Yr: 3ML +110 bps 5 Yr: Tsy +174 bps 10 Yr: Tsy +183 bps 5 Yr BBB Index: 112 bps 10 Yr BBB Index: 127 bps 6/28/2005 6/29/2005 6/30/2005 7/1/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/11/2005 7/12/2005 7/13/2005 7/14/2005 7/15/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005 7/29/2005 8/1/2005 8/2/2005 8/3/2005 8/4/2005 8/5/2005 8/8/2005 8/9/2005 8/10/2005 8/11/2005 8/12/2005 8/15/2005 8/16/2005 8/17/2005 8/18/2005 8/19/2005 8/22/2005 8/23/2005 8/24/2005 8/25/2005 8/26/2005 8/29/2005 8/30/2005 8/31/2005 9/1/2005 9/2/2005 9/6/2005 9/7/2005 9/8/2005 9/9/2005 9/12/2005 9/13/2005 9/14/2005 9/15/2005 9/16/2005 9/19/2005 9/20/2005 9/21/2005 9/22/2005 9/23/2005 9/26/2005 9/27/2005 9/28/2005 9/29/2005 9/30/2005 10/3/2005 10/4/2005 10/5/2005 10/6/2005 10/7/2005 10/11/2005 10/12/2005 10/13/2005 10/14/2005 10/17/2005 10/18/2005 10/19/2005 10/20/2005 10/21/2005 10/24/2005 10/25/2005 10/26/2005 10/27/2005 10/28/2005 10/31/2005 11/1/2005 11/2/2005 11/3/2005 11/4/2005 11/7/2005 11/8/2005 11/9/2005 11/10/2005 11/14/2005 11/15/2005 11/16/2005 11/17/2005 ResCap 5 Yr 251 252 248 247 243 245 255 247 233 232 231 227 229 227 231 231 227 223 220 210 200 190 189 194 200 202 203 208 212 207 199 199 197 199 204 203 200 196 193 193 193 187 188 190 196 199 203 205 198 202 200 200 198 196 193 193 193 197 196 196 198 197 197 194 188 183 188 191 184 187 188 188 182 185 187 188 158 153 150 150 138 143 143 152 155 157 154 153 148 145 145 143 143 145 155 162 165 165 175 ResCap 10 Yr 262 262 257 257 253 255 265 257 243 242 241 237 238 236 240 240 236 233 229 218 207 193 192 197 200 206 210 217 218 213 205 205 201 205 210 208 205 201 198 198 198 192 193 195 201 205 208 210 204 208 205 205 203 201 198 198 198 203 201 201 204 203 203 199 193 188 193 197 190 193 19 5 193 188 191 192 193 166 158 155 155 142 148 150 158 162 164 162 159 152 149 149 148 148 147 160 167 170 168 176 5 Yr BBB Finance 113.44 114.1 113.93 115.52 113.79 113.05 112 110.68 111.33 111.25 110.95 111.04 111.73 111.46 110.53 111.51 112.57 111.97 111.51 109.47 109.2 110.03 109.78 109.58 109.75 109.23 108.57 108.11 107.17 106.63 106.33 106.14 106.22 106.25 105.38 104.39 103.62 105.36 105.42 105.97 108.19 106.52 103.64 100.78 104.36 104.9 107.53 107.92 102.41 103. 6 117.44 114.05 113.43 112.08 112.57 113.1 113.18 112.89 111.82 111.24 112.49 111.81 110.69 111.26 112.26 112.06 111.64 111.75 112.84 111.78 114.06 112.17 112.04 110.17 111.17 112.94 112.06 111.38 111.61 111.56 114.99 114.32 113.68 112.81 113.66 113.53 113.53 113.92 113.47 112.91 114.36 114.45 116.02 106.92 124.37 110.45 119.42 126.42 121.41 10 Yr BBB Finance 133.57 134.09 133.75 134.99 133.58 132.85 131.78 130.28 131.3 131.08 130.68 131.43 132.07 131.82 130.91 131.78 132.77 132.02 131.42 129.5 129.46 129.93 129.61 128.81 129.05 128.21 127.8 127.54 126.53 126.05 125.79 126.73 125.82 125.82 124.94 123.96 123.14 125.01 125.04 125.59 127.82 126.1 123.27 120.43 123.95 124.53 127.07 127.62 127.19 1 28.29 132.12 128.81 128.35 126.94 127.57 128.15 128.18 127.86 126.77 126.21 127.56 126.74 125.68 126.19 127.25 127.1 126.56 126.73 127.84 126.76 129.03 126.1 127.77 125.82 127 128.87 128.06 127.36 127.56 127.6 130.89 130.16 129.6 128.73 129.63 129.42 129.45 129.82 129.39 128.88 130.46 130.55 132.2 123.5 140.78 128.37 137.18 136.08 138.08 bps ResCap Bond Performance Since Initial Issue 26

Successful ResCap Issuance Strategy Successful ResCap Issuance Strategy In approaching the capital markets, ResCap has sought to offer the correct structure and "right size" our debt issuances U.S. Dollar Bond Deal of the Year Fixed Income Deal of the Year Investment Grade Bond Deal of the Year

Market Leader

Our Customers We are a leader in the world's real estate markets with businesses that serve: Homeowners Realtors Builders Developers Mortgage Brokers Bankers Healthcare and Resort Industries Institutional and Individual Investors

U.S. Loan Production and Servicing Market Share

We continue to maintain our strong market position in the U.S. mortgage market

Loan Production as of 3/31/06

Company	Volume ($B)	Market Share
Countrywide	$103	15.4%
Wells Fargo	$91	13.5%
WaMu	$52	7.8%
Chase Home Fin.	$41	6.1%
ResCap *	$36	5.4%
CitiMortgage	$36	5.3%
Bank of America	$36	5.3%
IndyMac	$20	3.0%
Wachovia	$15	2.2%
HSBC Finance	$14	2.2%
Total Top 10	**$444**	66.2%
Total Industry	**$670**	

Source: Inside Mortgage Finance – April 28, 2006
** ResCap loan production data does not include seasoned loan production*

Servicing as of 3/31/06

Company	Volume ($B)	Market Share
Countrywide	$1,153	12.3%
Wells Fargo	$1,052	11.2%
WaMu	$755	8.0%
Chase Home Fin.	$621	6.6%
CitiMortgage	$412	4.4%
ResCap*	$409	4.4%
Bank of America	$379	4.0%
ABN AMRO	$208	2.2%
National City	$169	1.8%
PHH	$155	1.7%
Total Top 10	**$5,313**	**56.6%**
Total Industry	**$9,400**	

Source: Inside Mortgage Finance – May 5, 2006
** Includes loans for which we acted as subservicer*

First Quarter 2006 Update

RESCAP

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U.S. Market Presence Category CY02 CY03 CY04 CY05 1Q06 MBS/ABS Issuance1 3 1 4 5 3 Originations2 5 5 6 6 5 Conforming2 7 6 6 7 7 Jumbo2 8 6 5 7 9 Subprime2 7 10 11 9 9 FHA/VA2 14 12 7 6 8 Servicing2,3 6 5 7 6 6 Subservicing4 8 8 7 3 TBD Warehouse Lending5 1 1 1 1 1 We are a leading player in the U.S. Real Estate Finance Market Source: Inside MBS/ABS Source: Inside Mortgage Finance Includes Subservicing portfolio Source: National Mortgage News 5) Source: Company estimate ResCap Rankings

U.K. and Continental Europe RMBS Issuer Rankings Strong position in international markets U.K. Program - RMAC, Continental Europe Program - EMAC Originator Total EURm No of Issues Share (%) 1 Northern Rock 21,731 6 13.7 2 HBOS 15,899 3 10.0 3 Barclays 8,798 3 5.6 4 GMAC-RFC2,3 6,832 8 4.3 5 Abbey 5,545 1 3.5 6 BHW Bausparkasse 4,957 2 3.1 7 HVB 4,778 1 3.0 8 Credit Logement 4,654 2 2.9 9 Bancaja 4,236 3 2.7 10 ABN Amro 4,016 1 2.5 Total 158,409 1) Source: MCM and RBS 2) Includes GMAC-RFC - UK, Nederland, Germany transactions and MBS 3) See Appendix for a list of International Securitization Programs Issuer Ranking1 as of 12/31/05

A track record of consistent commitment, execution and diversified product offerings in the global securitization markets Securitization Activity 1) See Appendix for Securitization Program descriptions 2) Issuance excludes NIMS, resecuritizations and other issuer transactions. Single seller deals for EFC and NC are included in RAMP RS series and AHL and EMX deals are included in RASC KS series . 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q106 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.46 8.39 2.67 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 5.39 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 0.5 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 0.29 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0.25 0.95 1.08 1.34 3.76 13.07 12.22 13.37 4.44 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.4 4.83 6.3 6.23 11.5 14.3 10.09 13.54 4.02 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 0.45 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.88 2.19 1.25 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 5.2 2.91 0.94 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 2.08 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 0 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 0 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.41 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.05 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.17 152.94 186.74 229.15 291.67 349.03 419.22 441.71 Issuance by Year (In Billions) Cumulative Issuance (In Billions) ResCap Issuance1,2,3 As of March 31, 2006 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada

Sustainable Growth

History of Performance CY03 CY04 CY05 1Q05 1Q06 Net Income 856.815 968.212 1020.626 321.795 201.494 Total Revenue 3.726 3.966 4.2353 Total Assets 78.559 94.349 118.8851 CY03 CY04 CY05 1Q05 1Q06 Net Income 857 968 1021 Total Revenue 3.726 3.966 4.2353 1.1276 0.9479 Total Assets 78.559 94.349 118.8851 12/31/03 12/31/04 12/31/05 3/31/05 3/31/06 Net Income 857 968 1021 Total Revenue 3.726 3.966 4.2353 Total Assets 78.559 94.349 118.8851 98.6462 121.9385 ResCap delivers solid financial performance $ in Millions $ in Billions $ in Billions Net Income for the Period Ended Total Revenue for the Period Ended Total Assets for the Period Ended

Diverse Sources of Income GMAC Residential Residential Capital Group Business Capital Group International Business Group 12/31/2003 79192 151535 38587 22646 GMAC Residential Residential Capital Group Business Capital Group International Business Group 3/31/2006 8708 106109 54080 41357 * Figures do not include "Corporate and Other" and "Eliminations" ResCap's diverse business model is reflected in its sources of income Net Income of $321.8 Million for the Quarter Ended 3/31/05 Net Income of $201.5 Million for the Quarter Ended 3/31/06

Asset Mix on Balance Sheet Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 12/31/2003 2233577 4404877 18124746 72673116 12410206 4526471 7565493 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 3/31/2005 543772 7138906 16301899 55056157 9077357 3672322 6855776 Total Assets of $98.6 Billion as of 3/31/05 Total Assets of $121.9 Billion as of 3/31/06 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash ResCap has demonstrated consistent diversification in asset growth

Sustainable Growth - GMAC Residential and Residential Capital Group

U.S. Production and Servicing by Product Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 189307 83103 20573 18160 57108 Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 8.569 11.727 5.877 0.861 9.096 Servicing Portfolio for the Quarter Ended 3/31/06 $368 Billion* Production for the Quarter Ended 3/31/06 $36 Billion U.S. loan production and servicing portfolio are comprised predominantly of prime quality mortgages Prime Conforming Prime Non-Conforming Prime Second-Lien Government Nonprime * Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $41.8billion as of 3/31/2006

U.S. Production and Servicing Statistics Production Maintained our mix of multiple channels to generate loans Interest-only product 24.7% of total U.S. production for the quarter ended 3/31/06 Payment Option Arm product Program started in 2Q 2005 9% of total U.S. production for the quarter ended 3/31/06 100% Prime loans Servicing 3 million customers with operational capacity to serve over 10 million Creating a unique single servicing platform that will enhance our capabilities to drive income and market share growth by supporting both mortgage and non-mortgage loan products Continue to increase servicing efficiency and reduce operating costs Growing fee-based subservicing business

Geographic distribution of U.S. Originations and Servicing U.S. Loan Production U.S. Loan Production U.S. Loan Production Top Ten Concentrations for Quarter Ended 3/31/06 Top Ten Concentrations for Quarter Ended 3/31/06 Top Ten Concentrations for Quarter Ended 3/31/06 State UPB (Billions) % of Total CA $7.3 20.3% FL $2.5 6.8% AZ $2.4 6.8% NC $2.0 5.4% NY $1.7 4.8% VA $1.5 4.2% NJ $1.5 4.1% MI $1.4 3.9% TX $1.3 3.6% WA $1.1 3.1% Total Top Ten $22.7 63.0% Total $36.1 U.S. Servicing1 U.S. Servicing1 U.S. Servicing1 Top Ten Concentrations for Quarter Ended 3/31/06 Top Ten Concentrations for Quarter Ended 3/31/06 Top Ten Concentrations for Quarter Ended 3/31/06 State UPB (Billions) % of Total CA $79.1 21.5% FL $24.1 6.6% MI $17.9 4.8% TX $16.6 4.5% MA $16.4 4.4% NJ $16.0 4.3% IL $14.2 3.9% VA $13.6 3.7% AZ $12.3 3.3% NY $10.5 2.9% Total Top Ten $220.7 59.9% Total $368.3 ResCap's originations and servicing activities are geographically diverse 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $41.8 billion as of 3/31/2006 Geographic distribution of U.S. Originations and Servicing 41

Superior U.S. Servicer Ratings RCG RCG RCG GMAC-Residential 1,2 GMAC-Residential 1,2 Products Fitch S&P Moody's Fitch S&P Prime RPS1 Strong SQ1 RPS1 Strong Alt A RPS1 Strong SQ1 RPS1 Strong Subprime RPS1 Strong SQ2+ RPS1 Above Avg.3 High LTV/Home Equity RPS1 Strong SQ1 RPS1 Strong Special Servicing RSS1 N/A SQ2+ RSS1- Above Avg.3 Master Servicing RMS1 Strong SQ1 N/A N/A 1) Fannie Mae Peak score of Excellent assigned. 2) Freddie Mac Tier 1 Platinum Servicer designation 3) Rating assigned positive outlook Note: Ratings are as of 5/31/2006 ResCap's operating companies have achieved superior servicer ratings

Sustainable Growth - Business Capital Group

Business Capital Group's Diverse Portfolio Business Capital Group's 3/31/06 portfolio of $6.0 billion grew 71% versus 12/31/03 Increasing diversification within the Business Capital Group 12/31/03 12/31/05 3/31/06 Residential Construction 1.82 2.61 2.826 Residential Equity 0.232 0.32 0.372 Model Home Finance 0.773 1.41 1.621 Health Capital 0.335 0.6 0.4959 Resort Finance 0.364 0.6919 0.6782 $3.5 $5.6 Outstandings for the Period Ended $ in Billions $6.0

Revenue Growth and Diversification Significant revenue growth and diversification since 12/31/03 RC RE MHF HC RF As of 12/31/02 86.4 9 47.1 10.1 1.9 RC RE MHF HC RF As of 12/31/02 44 11 21 17 9 Revenue Mix of $155 Million for the Year Ended 12/31/03 Revenue Mix of $102 Million for the Quarter Ended 3/31/06 RC = Residential Construction RE = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance

Sustainable Growth - International Business Group

International Business Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada U.K. C. E. Canada 2006 4.42533975 0.873335332 0.194820737 U.K. C.E. Mexico Canada 2003 8 1.2 0 0.176 International Loan Production of $8.0 Billion for the Year Ended 12/31/03 International Loan Production of $5.5 Billion for the Quarter Ended 3/31/06

Revenue by Country CY03 CY04 CY05 1Q05 1Q06 U.K. 131.06 205.4 271.9 69.8 77.3 Continental Europe 25.7 25.5 40.9 7.6 10.9 Mexico 11.3 21.2 32.1 7 8.4 Canada 6 25.7 37.4 6.5 16.9 $ In Millions ResCap is diversifying revenues across markets * Figures do not include IBG administration $174 $278 $382 IBG Revenue by Country* $ $114 $91

Disciplined Leadership

Strong Risk Management Culture Personnel Processes Extensive External Oversight Key Initiatives Risk management staff with extensive industry experience and low turnover Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's GMAC Bank is regulated by the Office of Thrift Supervision Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have top tier ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models Strong risk management focused on the right people and processes

Risk Management Risk management policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent internal parties. Model assumptions changes are documented and approved Illiquid assets utilize benchmark pricing and survey comparisons of key assumptions The use of derivative and non-derivative hedge instruments only to mitigate risk of a portfolio position Limit review and reporting (primary Market Value limits and secondary VaR limits) Limit escalation process

Market Rate Risk Management

Market rate risk management process:

- **Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following:**
  - +/-200, +/-150, +/-100, +/-50, +/-25 bps
  - Spread Risk +/-
  - Rate Volatility Risk +/-
  - Curve Risk +/-
- **Value at Risk**
- **Horizon Analysis**
  - Inclusion of total ResCap expected earnings into the hedge profile
  - Captures ResCap's revenue sensitivity over 3, 6, 9, and 12 month horizons.
  - Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios
  - Provides balanced approach, as interest rates decline, income from lending will more than make up for run-off in the servicing portfolio due to prepayments

First Quarter 2006 Update

RESCAP

52

MSR and Residual Hedge Performance Proven effective hedge management process MSR and Residual Hedge Performance1 $ in Millions 1) Includes GMAC Residential MSRs and Residuals only 2) Economic hedge gains (losses) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Assets -169.45 -358.46 160.23 90.64 -249.99 361.86 -292.47 2.71 152.58 -289.67 259.46 78.47 279.99 Hedge 89.49 391.93 -292.4 -134.96 252.36 -358.79 357.15 38.64 -87.88 362.14 -179.59 -50.59 -243.04 Net -79.96 33.47 -132.17 -44.32 2.37 3.07 64.68 41.35 64.7 72.48 79.88 27.88 36.95 2

MSR Valuation Trends - Drivers 1) GMAC Residential only 2) Multiple is the MSR cap rate divided by the weighted average servicing fee for the entire servicing portfolio Key drivers of Capitalization Rate are total service fees retained, cash flows, prepayments and discount rate Multiple largely dependent on portfolio product mix CY03 CY04 CY05 1Q06 MSR Cap Rate (%) 0.0104 0.0126 0.0128 0.0144 MSR Multiple (X) 3.82 3.5 3.9 4.4 MSR Capitalization Rate and Multiple1,2 MSR Cap Rate MSR Multiple

Asset Quality

Strong Credit Performance GMAC Residential & Residential Finance Group Portfolio Management The nonprime portfolio has consistently had a high percentage of loans with FICO scores greater than 640 The nonprime portfolio is regionally diversified with the highest two concentrations being in the East North Central and South Atlantic Regions Warehouse Lending Strong credit culture focusing on strong client relationships, robust controls and operational processes Recorded cumulative losses of approximately $29.5 million since 1997, while growing the portfolio to $7.9 billion in outstandings as of 3/31/2006 Business Capital Group Historical credit performance has been strong and in line with expectations International Business Group ResCap UK's credit performance of nonprime products superior relative to UK peers; also compares favorably to US prime products

Composition of Investment portfolio Nonprime product generated from on-balance sheet securitizations continues to comprise a majority of the investment portfolio Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1470898 6758000 6614707 812 58908027 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1108211 5108600 3503999 1326 46264591 Investment Portfolio for the Quarter Ended 3/31/06 $72.7 Billion1 Investment Portfolio for the Quarter Ended 3/31/05 $55.1 Billion1 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses. 2) Government loans comprised less than 1% of the portfolio and as of March 31, 2005 and 2006 were $1.3 million and $812 thousand respectively.

Asset Quality of Investment Portfolio Vintage review indicates the portfolio has begun to season and as it does the dollar level of non-accruals increase as the loans move through their loss curve Non-accrual Mortgage Loans as a percent of portfolio assets has remained fairly stable since 2004 with an average of 8.46%, and with first quarter 2006 improving slightly to 8.43% 12/31/2003 12/31/2004 12/31/2005 3/31/2006 Mortgage Loans Held for Investment 46.258 57.708 68.959 73.752 Non-Accrual Mortgage Loans 2.068 4.6142 6.1871 6.2179 $48.3 B $62.3 B $75.1 B Seasoning Month 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 2001 0.0026 0.007 0.013 0.0214 0.0288 0.0379 0.0452 0.0489 0.0538 0.0581 0.0624 0.0667 0.0704 0.0734 0.0763 0.0777 0.0789 0.0788 0.0794 0.0803 0.08 0.08 0.0799 0.079 0.0784 0.0771 0.0762 0.0744 0.0722 0.0707 0.0687 0.0664 0.0643 0.0628 0.0601 0.0581 0.0566 0.0545 0.0525 0.0507 0.0484 0.0472 0.0456 0.0438 0.0414 0.0408 0.0399 0.0384 0.0373 0.0357 0.0323 0.0314 0.0296 0.0288 0.0272 0.0278 0.0263 0.027 0.0239 0.0237 0.0284 2002 0.002 0.0012 0.0041 0.0088 0.013 0.018 0.0221 0.0265 0.0307 0.0344 0.0383 0.0408 0.0439 0.0459 0.0481 0.0499 0.0512 0.0523 0.0529 0.053 0.0527 0.0526 0.0522 0.0513 0.0512 0.0502 0.0493 0.0486 0.0475 0.0462 0.0451 0.0441 0.043 0.0419 0.0404 0.0392 0.038 0.037 0.037 0.0364 0.035 0.034 0.0346 0.0342 0.0328 0.0318 0.0321 0.0393 0.0397 2003 0.0018 0.0018 0.0034 0.0069 0.0109 0.0148 0.0181 0.0209 0.0236 0.0262 0.0285 0.0309 0.0324 0.0332 0.0343 0.0352 0.0356 0.036 0.0362 0.0361 0.0356 0.0352 0.0349 0.0349 0.0345 0.0343 0.0338 0.034 0.0337 0.0338 0.0329 0.0332 0.0337 0.0348 0.0353 0.0343 0.0366 2004 0.0013 0.001 0.0025 0.0065 0.0108 0.0147 0.0181 0.021 0.0233 0.0256 0.0272 0.0287 0.0303 0.0317 0.0322 0.0322 0.0322 0.0315 0.0316 0.0326 0.0323 0.0324 0.0312 0.029 0.0315 Note: 60+ Delinquency (including foreclosure, REO and bankruptcy) as Percentage of Original Balance. Source: Credit Suisse Subprime Delinquency Chart Mortgage Loans Held For Investment 1 1) Gross mortgage loans held for Investment and includes PIA 2) Non-accrual mortgage loans only and does not include lending receivables $ Asset Quality of Investment Portfolio 58 $80.0B 2

Performance of U.S. Primary Servicing Portfolio Solid credit performance of our U.S. Primary Servicing portfolio 12/31/03 12/31/04 12/31/05 3/31/05 3/31/06 30 Days Past Due 2.86 2.64 2.69 2.21 2.23 60 Days Past Due 0.8 0.68 0.76 0.56 0.55 90+ Days Past Due 0.78 0.78 0.95 0.68 0.81 Foreclosures 1.25 1.14 0.95 1.12 0.93 5.69% 5.23% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans. 2) Excludes loans for which we acted as subservicer. 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. 4.52% 4.57% Performance of U.S. Primary Servicing Portfolio 59

Investor Communication

Investor Communication

ResCap is committed to continuing to enhance our communication

- **Website: www.rescapholdings.com**
- **Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)**
- **Bloomberg ticker: RESCAP <CORP> Go**
- **Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428**
- **ResCap is a SEC registrant**
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- **Wall Street research analysts and industry publications have initiated public coverage of ResCap including:**
  - Bank of America – John Guarnera
  - Barclays Capital – Mark Girolamo
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Bochman
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- **Hosted first ResCap investor/analyst conference in December 2005**

First Quarter 2006 Update

RESCAP

61

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors.

Appendix

Note: Does not include private issuance U.S. Securitization Programs GMAC Residential As of March 31, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Year of First Issue Product Prime 1999 Prime 2005 Prim e 2000 Prime GMACM J & AR GMACM AF & AA GMACM HLTV GMACM HE Issuer YTD Issuance (in Millions) $1,432 $0 $230 Prime 2001 GMACM GH $0 $1,275 2000 Non- Conforming Jumbo A Alt-A High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Scratch & Dent Cumulative Issuance (in Billions) $19.9 $0.8 $2.2 $0.9 $21.2

As of March 31, 2006 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include private issuance U.S. Securitization Programs Residential Capital Group/GMAC-RFC Year of First Issue Product Prime 1986 Prime 1995 Prime 2000 Non-Prime 2000 Non-Prime 1995 Prim e 1997 Prime RFMSI S & SA RALI QS, QA & QO RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RFMSII HI RFMSII HS & HSA Issuer YTD Issuance (in Millions) $1,240 $5,395 $500 $4,440 $4,020 $216 Prime to Non-Prime 2004 RAAC SP $289 $914 1996 Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Subprime High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Seasoned Portfolio Loans Cumulative Issuance (in Billions) $134.6 $66.5 $9.8 $50.5 $77.2 $11.2 $2.6 $11.2

As of March 31, 2006 International 1st Lien Programs Note: Does not include private issuance International Securitization Programs International Business Group/GMAC-RFC Year of First Issue Product Prime to Non-Prime 1998 Prime 2004 Non-Prime 2003 Prime 2002 Prime 2005 RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Issuer YTD Issuance (in Millions) $2,084 $410 $48 $0 $0 Non- Conforming Alt-A Subprime Conventional Alt-A Credit Type Cumulative Issuance (in Billions) $22.7 $1.2 $0.4 $5.6 $0.4